[Jacobs & Company Letterhead]


Dear Mutual Fund Shareholders:

Over the course of the last few months, in consultation with the Board of Trustees of Advisors Series Trust and U.S. Bancorp Fund Services, a joint decision has been made to initiate a move of the administration of the Jacobs & Company Mutual Fund from U.S. Bancorp Fund Services to Gemini Fund Services. This move will involve changing the status of the Fund from a series of Advisors Series Trust to a series of Northern Lights Trust, which is the registered series fund affiliated with Gemini Fund Services. Because this change requires the prior approval of the shareholders of Jacobs & Company Mutual Fund, a proxy statement was prepared and, following a review by the SEC, has now been mailed to the shareholders of the Fund. As a shareholder, you have either already received, or will soon be receiving, a copy of this proxy statement, including forms and instructions enabling you to cast your vote regarding the proposed transaction.

When you receive these materials, please take a few minutes to read the disclosure statement and return your proxy as requested. To have an effective vote, it is important that every shareholder participate. As always, please feel free to call me.

Sincerely,



JMJ